                                                                   EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                                18 U.S.C.ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the  Quarterly  Report  of  Cognigen  Networks,  Inc.  (the
"Company")  on Form 10-QSB for the period ended March 31, 2005 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"),  I, Thomas
S.  Smith,  Chief  Executive  Officer of the  Company,  certify,  pursuant to 18
U.S.C.ss.1350,  as adopted pursuant to Section 906 of the  Sarbanes-Oxley Act of
2002,  that: 1. The Report fully complies with the requirements of Section 13(a)
or  15(d)  of the  Securities  Exchange  Act of  1934;  and 2.  The  information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/  Thomas S. Smith
                                                     --------------------
                                                     Thomas S. Smith
                                                     Chief Executive Officer
Dated: May 16, 2005